POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The Alger Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint David D. Alger and Gregory S. Duch, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of May, 2000.

                                                       /s/ Charles F. Baird, Jr.
                                                           ---------------------
                                                           Charles F. Baird, Jr.

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     On the 9th day of May, 2000, before me personally came Charles F. Baird, Jr., to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                        /s/ Eric Sanders
                                                --------------------------------
                                                          ERIC SANDERS
[Notarial Seal]                                 NOTARY PUBLIC, STATE OF NEW YORK
                                                        No. 028A5089856
                                                  QUALIFIED IN NEW YORK COUNTY

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The Alger Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint David D. Alger and Gregory S. Duch, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of May, 2000.

                                                            /s/ Roger P. Cheever
                                                                ----------------
                                                                Roger P. Cheever

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

     On the 9th day of May, 2000, before me personally came Roger P. Cheever, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                      /s/ Eric Sanders
                                                --------------------------------
                                                          ERIC SANDERS
[NOTARIAL SEAL]                                 NOTARY PUBLIC, STATE OF NEW YORK
                                                         NO. 028A5069886
                                                  QUALIFIED IN NEW YORK COUNTY

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The Alger Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint David D. Alger and Gregory S. Duch, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-lA and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 9th day of May, 2000.

                                         /s/ Lester L. Colbert, Jr.
                                         --------------------------
                                             Lester L. Colbert, Jr.

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     On the 9th day of May, 2000, before me personally came Lester L. Colbert, Jr., to me known to be the individual described in and who executed the foregoing instrument and he acknowledged to me that he executed the same.

                                                      /s/ Eric Sanders
                                                --------------------------------
                                                          ERIC SANDERS
[NOTARIAL SEAL]                                 NOTARY PUBLIC, STATE OF NEW YORK
                                                         NO. 028A5069886
                                                  QUALIFIED IN NEW YORK COUNTY

                                       3